EXHIBIT 99.1

Rights Certificate Number:_________
Number of Rights: ________

EMPIRE PETROLEUM CORPORATION

SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Subscription Rights to Purchase Shares of Common Stock
of Empire Petroleum Corporation
Subscription Price: $5.05 per Share

SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., EASTERN TIME, ON OCTOBER 16, 2024, UNLESS EXTENDED BY THE COMPANY

Dear Stockholder:

As the registered owner of this Rights Certificate, you are the owner of the number of subscription rights shown above. You have been issued, at no charge, one subscription right for each share of common stock that you held on September 30, 2024. The subscription rights entitle you to subscribe for shares of common stock, par value $0.001 per share, of Empire Petroleum Corporation (the “Company”). Each subscription right will entitle the holder to purchase 0.063 shares of our common stock at the subscription price of $5.05 per share (the “Subscription Price”). If you subscribe for all of the shares available to you, you are also entitled to subscribe for additional shares (subject to pro-ration) at the Subscription Price. The Rights Offering is described in the Company’s enclosed Prospectus Supplement, dated October 1, 2024 (the “Prospectus Supplement”), and its accompanying prospectus, dated September 22, 2023 (the “Base Prospectus” and collectively, with the Prospectus Supplement, the “Prospectus”).

THESE SUBSCRIPTION RIGHTS ARE NON-TRANSFERABLE.

You have four choices:

1.	You can subscribe for all of the shares underlying the number of rights listed at the top of this page;
2.	You can subscribe for less than all of the shares underlying the number of rights listed above, and allow the rest of your subscription rights to expire;
3.	If you have subscribed for all of such shares (exercised your subscription right in full), then you can also subscribe for additional shares of common stock, subject to an allocation process as described in the Prospectus; or
4.	If you do not want to purchase any shares, you can disregard this material.

To subscribe for any number of shares, full payment of the Subscription Price is required for each share of common stock you are subscribing for (including under the over-subscription right). You must complete the reverse side of this form to subscribe for new shares.

Date:       October 1, 2024

EMPIRE PETROLEUM CORPORATION

By:
Name: Michael Morrisett Title: Chief Executive Officer

1

DELIVERY OPTIONS FOR RIGHTS CERTIFICATE

Deliver by mail, hand or overnight courier to:

Securities Transfer Corporation
2901 North Dallas Parkway, Suite 380
Plano, Texas 75093
(469) 633-0101

stc@stctransfer.com

Delivery other than in the manner or to the address listed above will not constitute valid delivery.

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

If you wish to subscribe for shares pursuant to your subscription right in full or a portion thereof:

I subscribe for ____________ shares x $5.05= $______________________
(Line 1)

If you subscribed for your subscription right in full and wish to subscribe for additional shares pursuant to the Over-Subscription Right:

I subscribe for ____________ shares x $5.05= $______________________
(Line 2)

Total amount of payment enclosed (sum of line 1 and line 2): $______________________

If you fully exercise your subscription right and other stockholders do not fully exercise their subscription rights, you will have an over-subscription right that entitles you to purchase, at the same subscription price, additional shares of common stock that remain unsubscribed at the expiration date for the Rights Offering. The available shares of common stock issuable will be distributed proportionately among rights holders who exercise their over-subscription right, based on the number of shares each rights holder subscribed for under the subscription right until either all shares of common stock have been allocated or all over-subscription exercises have been fulfilled, whichever occurs earlier.

I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus.

______________________________________________
Signature(s)

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

If you wish to have your shares delivered to an address other than that shown on front, your signature must be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guaranteed: ____________________________________________________________________________________________

(Name of Bank or Firm)

______________________________________________________________________________________________________________
(Signature of Officer)

FOR INSTRUCTIONS ON THE USE OF THE RIGHTS CERTIFICATES, CONSULT SECURITIES TRANSFER CORPORATION, THE SUBSCRIPTION AGENT, AT THE ADDRESS OR TELEPHONE NUMBER INDICATED ABOVE.

2

Method of Payment (Check One)

[_]	Uncertified personal check, payable to “Securities Transfer Corporation, as Subscription Agent.” Please note that funds paid by uncertified personal check may take at least five business days to clear. Accordingly, subscription rights holders who wish to pay the purchase price by means of an uncertified personal check are urged to make payment sufficiently in advance of the expiration date to ensure that such payment is received and clears by the expiration date, and are urged to consider payment by means of a certified or bank check, money order or wire transfer of immediately available funds.

[_]	Certified check or bank check drawn on a U.S. bank or money order, payable to “Securities Transfer Corporation, as Subscription Agent.”

[_]	Wire transfer of immediately available funds directed to the account maintained by the Subscription Agent, Securities Transfer Corporation, at:

Bank Name:            EagleBank

Bank Address:       7735 Old Georgetown Rd Ste 100, Bethesda, MD 20814

Routing Number:  055003298

Name of Beneficiary:          Securities Transfer Corporation

As Escrow Agent for Empire Petroleum Rights Offering

2901 Dallas Parkway Suite 380

Plano, TX 75093

Account Number of Beneficiary: 200429579

***Purpose:	Empire Petroleum Rights Offering

International

Bank Name:             EagleBank

Bank Address:        7735 Old Georgetown Rd Ste 100, Bethesda, MD 20814

Swift:	EAGEUS33

Name of Beneficiary:           Securities Transfer Corporation

As Escrow Agent for Empire Petroleum Rights Offering

Account Number of Beneficiary: 200429579

Beneficiary Address: 2901 Dallas Parkway, Suite 380, Plano, TX 75093

*** Purpose: Empire Petroleum Rights Offering

*** Beneficiary Info (OBI) MUST be included. If it is not included your wire may be rejected and/or credit to your account may be delayed***

If the amount enclosed or transmitted is not sufficient to pay the purchase price for all shares of common stock that are subscribed for, or if the number of shares of common stock being subscribed for is not specified, the number of shares of common stock subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the amount enclosed or transmitted exceeds the purchase price for all shares of common stock that the undersigned has subscribed or over-subscribed for, Securities Transfer Corporation shall return the excess to the subscriber without interest or deduction as soon as practicable after the expiration of the offering.

3